Exhibit 10.2
FIRST AMENDMENT TO LEASE AGREEMENT BY AND BETWEEN MCKESSON BUILDING, LLC AND SEZZLE, INC., DATED DECEMBER 16, 2021

    THIS FIRST AMENDMENT TO LEASE AGREEMENT (“First Amendment”) is made and entered into this 16th day of December 2021 (“Effective Date”) by and between McKesson Building LLC, a Minnesota limited liability company (“Landlord”), and Sezzle, Inc., a Delaware Corporation (“Tenant”).

    WHEREAS Landlord is leasing to Tenant and Tenant is leasing from Landlord certain premises known as Suite 200 consisting of approximately 14,740 square feet located at 251 1st Avenue North, Minneapolis, Minnesota 55401 (“Premises”) pursuant to written Lease Agreement dated November 30, 2019, referred to herein as the (“Lease”).

    WHEREAS, the Term of the Lease expires on June 30, 2022, and Landlord and Tenant desire to extend the Term for one (1) additional year and to make such further modifications to the Lease as more fully set forth below.

    NOW, THEREFORE, Landlord and Tenant agree as follows:

1. 2.04 Term. The Initial Term of the Lease and Expiration Date are hereby extended for one (1) additional year commencing on July 1, 2022 and expiring on June 30, 2023 (“Extended Term”).

2. 2.06 & 2.07 Total Base Rent and Monthly Installments of Base Rent: Annual Base Rent during the Extended Term shall be one hundred forty-four thousand nine hundred ninety-nine dollars and 84/100 ($144,999.84) payable in monthly installments of twelve thousand eighty-three dollars and 32/100 ($12,083.32).

3.Addendum 1 Renewal Option: The Renewal Options set forth in the Lease are deleted in their entirety and no other renewal options remain in effect.

4.Brokers. Tenant hereby represents and warrants to Landlord that Tenant is not represented by a broker an no fees or commissions are due on Tenant’s behalf for this lease renewal transaction.

5.Counterparts; Electronic Signatures. This First Amendment may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of an electronic format data file (i.e. .pdf), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof. This First Amendment, or any other document contemplated herein, may be signed electronically through DocuSign or a similar third-party electronic signature provider, whose electronic signature technology identifies and authenticates the signer and the signer’s intent to sign. A copy of the signature page to this Lease or any other document contemplated herein bearing a handwritten signature may be delivered by facsimile transmission or by email in Portable Document Format and the parties agree that such delivery will have the same binding effect as delivery of the physical document bearing the handwritten signature.

6.Lease in Full Force and Effect. Except as expressly amended as set forth in this First Amendment, the terms and conditions of the Lease remain unmodified and in full force and effect. Except as expressly modified by this First Amendment, all other terms and conditions of the Lease are hereby ratified and affirmed. In the event of any express conflict or inconsistency between the terms of this First Amendment and the terms of the Lease, the terms of this Amendment shall control and govern. Any defined terms that are not defined in this First Amendment shall have the meanings ascribed thereto in the Lease unless the context clearly indicates otherwise.

7.Successors and Assigns. This First Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

8.Entire Agreement. The Lease as previously amend, as further modified by this First Amendment, contains the entire agreement between Landlord and Tenant with respect to the Premises.

9.Choice of Law. The Lease and this First Amendment shall be governed by the laws of the State of Minnesota.

Exhibit 10.2
IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease as of the Effective Date written above.

LANDLORD:
McKesson Building, LLC
By:    /s/ Adam Lerner
    Adam Lerner
Title:    Vice President

TENANT:
Sezzle, Inc.

By:    /s/ Charlie Youakim
Title:    CEO
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